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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 20, 2001

                            Zaxis International Inc.

           Delaware                0-15476                     68-0080601
       (State or other      Commission file number     IRS Identification Number
Jurisdiction of Incorporation)

                     1890 Georgetown Road, Hudson, OH 44236
               (Address of Principal Executive Offices) (zip code)

                                  330-650-0444
              (Registrant's telephone number, including area code)


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Item 5.           Other Events

The Company announces the retirement of all debt held by Progen Industries Limited of Australia in Zaxis including all notes payable, accrued interest, warrants, options and commissions. The debt was retired in exchange for a combination of cash and restricted common stock.

The Company announces the appointment of John Hrobsky to the Board of Directors. Mr. Hrobsky is President and Chief Executive Officer of Zaxis and has held that position with the Company since December of 1999. His appointment to the Board of Directors increases the number of Directors to six.
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                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        Zaxis International Inc.
                                        ----------------------------------------
                                        (Registrant)


September 20, 2001                      BY: S/S John Hrobsky
                                            ------------------------------------
                                        John Hrobsky, President &
                                        Chief Executive Officer and Acting Chief
                                        Financial Officer